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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):             DECEMBER 15, 2000
                                                               -----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
                        (AS SUCCESSOR TO BANK ONE, N.A.)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (AS SERVICER ON BEHALF OF BANC ONE CREDIT CARD MASTER TRUST)

                                  UNITED STATES
                                  -------------
                 (State or other jurisdiction of incorporation)

                0-25636                         51-0269396
              ----------                        ----------
         (Commission File Number)    (IRS Employer Identification Number)




201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                       19801
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(Address of principal executive offices)                          (Zip Code)


                   (302) 594-4117
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Registrant's telephone number, including area code





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ITEM 5.      OTHER EVENTS



                      On December 15, 2000, the Banc One Credit Card Master
             Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:


                  Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A



ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

             (c) EXHIBITS.

             See page 4 for Exhibit Index.


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRST USA BANK, N.A., AS SERVICER, ON BEHALF
                                    OF BANC ONE CREDIT CARD MASTER TRUST



                                      By:        /s/ Tracie H. Klein
                                         --------------------------------------
                                      Name:      Tracie H. Klein
                                      Title:     First Vice President



Date:  December 15, 2000
       -----------------




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EXHIBIT INDEX


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Exhibit  Description                                                        Page
-------  -----------                                                        ----

99.1     Excess Spread Analysis                                               5


99.2     The Trust Allocation Report for the monthly Period ending
         November 30, 2000.                                                   6

99.3     Banc One Credit Card Master Trust - Summary Report for
         Series 1996-A                                                      7-8

99.4     Monthly Servicer Certificate                                         9


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